UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 29, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
Supplemental AIP Order

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 29, 2007, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York entered a final order (the “Supplemental AIP Order”) granting the motion of Delphi Corporation (“Delphi”) and certain of its U.S. subsidiaries, which together with Delphi filed voluntary petitions for reorganization relief under chapter 11 of the U.S. Bankruptcy Code (each a “Debtor”), to continue the annual incentive plan (“AIP”) for the six-month period running from January 1, 2007 through June 30, 2007 (the “Performance Period”) under substantially the same terms and conditions outlined in the order authorizing the Debtors to implement an AIP for the first half of 2006 as disclosed in Form 8-K filed on February 23, 2006 and for the second half of 2006, as disclosed in Form 8-K filed July 27, 2006 with new corporate and divisional targets based on the Debtors’ forecasted financial results for the Performance Period. The AIP applies to approximately 440 individuals holding executive positions with Delphi or one of its affiliated Debtors in the U.S. during the Performance Period, including Delphi’s President and Chief Executive Officer, Chief Financial Officer, and each other named executive officer. By voluntary agreement, Delphi’s current Executive Chairman will not participate in the AIP. The AIP authorized by the Supplemental AIP Order would pay approximately $20.1 million for the achievement of target levels of performance and has a maximum payout of $37.3 million. An annual incentive plan mirroring the AIP continues to apply to approximately 100 individuals holding executive positions at non-Debtor subsidiaries of Delphi. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental AIP Order, a copy of which is attached hereto as Exhibit 99(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99(a)	Supplemental AIP Order
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: March 30, 2007

By: /s/ DAVID M. SHERBIN David M. Sherbin,
Vice President, General Counsel
and Chief Compliance Officer

Exhibit Index

Exhibit
Number	Description
99(a)	Supplemental AIP Order